Exhibit 99.1

Stemming from SEC Guidance Concerning Balance Sheet Treatment of Warrants,
Stable Road Acquisition Corp. Announces Receipt of NASDAQ Continued Listing Standard Notice

Venice, California – June 3, 2021 – Stable Road Acquisition Corp. (NASDAQ: SRAC) (the “Company”) today announced that it received a deficiency letter from the NASDAQ Capital Market (“NASDAQ”) relating to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) as required under Section 5250(c) of the NASDAQ Rules and Regulations.

On April 12, 2021, the staff of the Securities and Exchange Commission (“SEC”) issued “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”), which clarified guidance for all SPAC-related companies regarding the accounting and reporting for their warrants. The immediacy of the effective date of the new guidance set forth in the Statement has resulted in a significant number of SPACs re-evaluating the accounting treatment for their warrants with their professional advisors, including auditors and other advisors responsible for assisting SPACs in the preparation of financial statements.  This, in turn, has resulted in the Company’s delay in preparing and finalizing its financial statements as of and for the quarter ended March 31, 2021 and filing its Form 10-Q with the SEC by the prescribed deadline.

Under NASDAQ Listing Rule 5810(c)(2)(F)(i), the Company generally has until 60 calendar days from the date of the deficiency letter to submit to NASDAQ a plan (the “Compliance Plan”) to regain compliance with the NASDAQ Listing Rules. The Company intends to submit the Compliance Plan as soon as practicable.

The Company believes the change in SEC guidance does not affect its strategy to acquire Momentus Inc. The Company is in compliance with all other NASDAQ continued listing standards. The Company expects to file the Form 10-Q in the very near term and does not foresee any risk of non-compliance with the NASDAQ 60-day remediation timeframe.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the impact of the Statement on the Company’s financial statements, as well as the effect of the revision on any periodic SEC filings, including the timing of filing the Form 10-Q, constitute forward-looking statements that are based on the Company’s current expectations. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, a variety of risk factors affecting the Company’s business and prospects, see "Item 1A. Risk Factors" in the Company's Annual Report on Form 10-K filed with the SEC on March 8, 2021 and subsequent reports filed with the SEC, as amended from time to time. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contacts

Tom Cook

investors@momentus.space

Media Contacts

Phil Denning

press@momentus.space